                                                                EXHIBIT 99.B9BIV



                                 AMENDMENT NO. 6
                                       TO
                                   SCHEDULE A
                                       OF
                            DELAWARE GROUP OF FUNDS*
                            FUND ACCOUNTING AGREEMENT

Delaware Group Adviser Funds, Inc.
        Corporate Income Fund
        Enterprise Fund
        Federal Bond Fund
        New Pacific Fund
        U.S. Growth Fund
        World Growth Fund

Delaware Group Cash Reserve, Inc.

Delaware Group Equity Funds I, Inc. (formerly Delaware)
        Delaware Fund
        Devon Fund

Delaware Group Equity Funds II, Inc. (formerly Decatur)
        Blue Chip Fund (New)
        Decatur Income Fund
        Decatur Total Return Fund
        Quantum Fund (New)

Delaware Group Equity Funds IV, Inc. (formerly DelCap)
        Capital Appreciation Fund   (New)
        DelCap Fund

Delaware Group Equity Funds V, Inc. (formerly Value)
        Value Fund
        Retirement Income Fund   (New)

Delaware Group Government Fund, Inc.
        Government Income Series (U.S. Government Fund )


----------
        *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.

Delaware Group Global & International Funds, Inc.
        Emerging Markets Fund (New)
        Global Assets Fund
        Global Bond Fund
        International Equity Fund
        Global Equity Fund (New)
        International Small Cap Fund (New)

Delaware Group Income Funds, Inc. (formerly Delchester)
        Delchester Fund
        High-Yield Opportunities Fund (New)
        Strategic Income Fund (New)

Delaware Group Limited-Term Government Funds, Inc.
        Limited-Term Government Fund
        U. S. Government Money Fund

Delaware Pooled Trust, Inc.
        The Aggressive Growth Portfolio
        The Defensive Equity Portfolio
        The Defensive Equity Small/Mid-Cap Portfolio (New)
        The Defensive Equity Utility Portfolio (New)
        The Emerging Markets Portfolio (New)
        The Fixed Income Portfolio The Global Fixed Income Portfolio The High-Yield Bond Portfolio (New)
        The International Equity Portfolio
        The International Fixed Income Portfolio (New)
        The Labor Select International Equity Portfolio
        The Limited-Term Maturity Portfolio (New)
        The Real Estate Investment Trust Portfolio

Delaware Group Premium Fund, Inc.
        Capital Reserves Series
        Cash Reserve Series
        Convertible Securities Series (New)
        Decatur Total Return Series
        Delaware Series
        Delchester Series
        Devon Series (New)
        Emerging Markets Series (New)
        DelCap Series
        Global Bond Series (New)
        International Equity Series
        Quantum Series (New)
        Strategic Income Series (New)

        Trend Series
        Value Series

Delaware Group State Tax-Free Income Trust
        Tax-Free New Jersey Fund (New)
        Tax-Free Ohio Fund (New)
        Tax-Free Pennsylvania Fund

Delaware Group Tax-Free Fund, Inc.
        Tax-Free Insured Fund
        Tax-Free USA Fund
        Tax-Free USA Intermediate Fund

Delaware Group Tax-Free Money Fund, Inc.

Delaware Group Trend Fund, Inc.

Voyageur Funds, Inc.
        Voyageur U.S. Government Securities Fund (New)

Voyageur Insured Funds, Inc.
        Arizona Insured Tax Free Fund (New)
        Colorado Insured Fund (New)
        Minnesota Insured Fund (New)
        National Insured Tax Free Fund (New)

Voyageur Intermediate Tax Free Funds, Inc.
        Arizona Limited Term Tax Free Fund (New)
        California Limited Term Tax Free Fund (New)
        Colorado Limited Term Tax Free Fund (New)
        Minnesota Limited Term Tax Free Fund (New)
        National Limited Term Tax Free Fund (New)

Voyageur Investment Trust
        California Insured Tax Free Fund (New)
        Florida Insured Tax Free Fund (New)
        Florida Tax Free Fund (New)
        Kansas Tax Free Fund (New)
        Missouri Insured Tax Free Fund (New)
        New Mexico Tax Free Fund (New)
        Oregon Insured Tax Free Fund (New)
        Utah Tax Free Fund (New)
        Washington Insured Tax Free Fund (New)

Voyageur Investment Trust II
        Florida Limited Term Tax Free Fund (New)

Voyageur Mutual Funds, Inc.
        Arizona Tax Free Fund (New)
        California Tax Free Fund (New)
        Iowa Tax Free Fund (New)
        Idaho Tax Free Fund (New)
        Minnesota High Yield Municipal Bond Fund (New)
        National High Yield Municipal Bond Fund (New)
        National Tax Free Fund (New)
        New York Tax Free Fund (New)
        Wisconsin Tax Free Fund (New)

Voyageur Mutual Funds II, Inc.
        Colorado Tax Free Fund (New)

Voyageur Mutual Funds III, Inc.
        Aggressive Growth Fund (New)
        Growth Stock Fund (New)
        International Equity Fund (New)
        Tax Efficient Equity Fund (New)

Voyageur Tax Free Funds, Inc.
        Minnesota Tax Free Fund (New)
        North Dakota Tax Free Fund (New)


Dated as of July 21, 1997

DELAWARE SERVICE COMPANY, INC.



By:  /s/ David K. Downes
     ----------------------------------
     David K. Downes
     President, Chief Executive Officer and Chief  Financial Officer


DELAWARE GROUP ADVISER FUNDS, INC.
DELAWARE GROUP CASH RESERVE, INC.
DELAWARE GROUP EQUITY FUNDS I, INC.
DELAWARE GROUP EQUITY FUNDS II, INC.
DELAWARE GROUP EQUITY FUNDS IV, INC.
DELAWARE GROUP EQUITY FUNDS V, INC.
DELAWARE GROUP GOVERNMENT FUND, INC.
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
DELAWARE GROUP INCOME FUNDS, INC.
DELAWARE GROUP LIMITED -TERM GOVERNMENT FUNDS, INC.
DELAWARE POOLED TRUST, INC.
DELAWARE GROUP PREMIUM FUND, INC.
DELAWARE GROUP TAX-FREE FUND, INC.
DELAWARE GROUP TAX FREE MONEY FUND, INC.
DELAWARE GROUP TREND FUND, INC.
DMC TAX-FREE INCOME TRUST-PENNSYLVANIA
VOYAGEUR FUNDS, INC.
VOYAGEUR INSURED FUNDS, INC.
VOYAGEUR INTERMEDIATE TAX FREE FUNDS, INC.
VOYAGEUR INVESTMENT TRUST
VOYAGEUR INVESTMENT TRUST II
VOYAGEUR MUTUAL FUNDS, INC.
VOYAGEUR MUTUAL FUNDS II, INC.
VOYAGEUR MUTUAL FUNDS III, INC.



By:  /s/ Wayne A. Stork
     ----------------------------------
     Wayne A. Stork
     Chairman, President and
     Chief Executive Officer